EXHIBIT 99.1

April 8, 2013

To the Stockholders of Torchmark Corporation (the Company):

We recently sent you proxy materials for the annual meeting of the stockholders of Torchmark Corporation, scheduled to be held on April 25, 2013. The original proxy materials delivered to you contained disclosure indicating that in 2012 the Company’s Executive Chairman of the Board, Mark S. McAndrew, was granted stock options to purchase 160,000 shares of the Company’s common stock. The Company has subsequently determined that stock options with respect to 70,000 shares of common stock approved in 2012 were not validly granted pursuant to the Company’s 2011 Incentive Plan because they exceeded the limit on the number of stock options that may be granted to any individual participant within any 12 month period. Accordingly, the attempted grant of these excess stock options was ineffective, and they were never granted under the 2011 Incentive Plan. The Company is in the process of testing and evaluating the implementation of new processes and procedures to provide reasonable assurance that such a mistake will not occur in the future.

The following disclosures amend the previous disclosures with respect to Mr. McAndrew’s 2012 compensation contained in the original proxy materials that were previously sent to stockholders for the 2013 annual meeting. Amendments to disclosures are indicated in bold face.

Summary Compensation Table

The table below summarizes various categories of compensation earned in 2012 by the persons who served as the Company’s Chief Executive Officer at any time during 2012, its Chief Financial Officer at any time during 2012 and the three next most highly compensated executive officers of the Company. The seven named executive officers had 2012 salaries and bonuses (as reflected in the Bonus column or the Non-Equity Incentive Plan Compensation column below) in the aggregate which were 32.5% of their total compensation in 2012.

None of the executive officers listed in the table has a written or unwritten employment agreement or arrangement with the Company or any of its subsidiaries.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)(3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($) (5)	All Other Compensation ($) (6)		Total ($)
Mark S. McAndrew,	2012	1,084,615	0	1,461,600	1,502,100	2,300,000	1,167,632	45,528	(6)(7)	7,561,475
Executive Chairman of the	2011	993,846	0	1,198,440	2,764,800	2,104,000	866,026	141,073	(6)	8,068,185
Board since June 2012; Chairman and Chief Executive Officer until June 2012	2010	955,080	0	833,580	1,864,800	1,900,000	679,005	41,656	(6)	6,274,121

Gary L. Coleman,	2012	703,846	0	1,227,250	1,006,200	1,100,000	2,136,579	61,742	(6)	6,235,617
Co-Chief Executive Officer	2011	595,769	0	1,864,240	1,152,000	674,000	1,141,242	39,378	(6)	5,466,629
since June 2012; Executive Vice President & Chief Financial Officer until June 2012	2010	542,207	0	370,480	777,000	550,000	524,681	13,294		2,777,662

Larry M. Hutchison,	2012	703,846	0	1,227,250	1,006,200	1,100,000	1,738,220	16,543		5,792,059
Co-Chief Executive Officer	2011	594,231	0	1,864,240	1,152,000	674,000	1,075,842	14,739		5,375,052
since June 2012; Executive Vice President & General Counsel until June 2012	2010	522,309	0	370,480	777,000	550,000	610,044	13,144		2,842,977

Frank M. Svoboda	2012	376,154	180,000	68,235	510,840	0	265,106	21,382	(6)	1,421,717
Executive Vice President &	2011	344,000	100,000	0	576,000	0	162,153	24,142	(6)	1,206,295
Chief Financial Officer since June 2012	2010	328,598	90,000	0	388,500	0	107,500	21,327	(6)	935,925

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)(3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($) (5)	All Other Compensation ($) (6)		Total ($)
Vern D. Herbel	2012	488,077	0	416,610	774,000	525,000	1,129,984	21,048	(6)	3,354,719
Executive Vice President & Chief	2011	463,846	0	399,480	1,036,800	522,000	742,147	38,058	(6)	3,202,331
Administrative Officer	2010	447,694	0	277,860	669,300	430,000	441,008	20,036	(6)	2,285,898

Roger C. Smith	2012	471,923	0	651,260	928,800	500,000	766,959	16,335		3,335,277
Chief Executive Officer, American	2011	433,846	0	466,060	1,152,000	400,000	479,212	4,028		2,935,146
Income and President & Chief Executive Officer, Liberty(8)	2010	417,848	300,000	347,325	777,000	0	261,344	24,217	(6)	2,127,734

Charles F. Hudson President &	2012	438,077	265,000	301,085	743,000	0	844,622	12,352		2,604,136
Chief Executive Officer of Globe	2011	413,846	250,000	266,320	921,600	0	600,474	12,182		2,464,422
	2010	395,824	225,000	185,240	543,900	0	414,338	9,745		1,774,047

(1)	For 2010, the following listed executives repaid 2009 salary overpayments in 2010: McAndrew ($4,920); Coleman ($2,793); Hutchison ($2,691); Svoboda ($1,640); Herbel ($2,306); R. Smith ($2,153) and Hudson ($1,973).
(2)	Amounts shown in this column for Messrs. Svoboda, R. Smith and Hudson for 2012 and all amounts shown for each named executive officer for 2011 and 2010 are time-vested restricted stock. The fair values of restricted stock awards are calculated in accordance with ASC 718, Compensation – Stock Compensation (ASC 718), using the NYSE market closing price on the grant date of the stock.
(3)	Amounts shown in this column for Messrs. McAndrew, Coleman and Hutchison for 2012 are performance share awards valued based upon the probable outcome of the performance conditions as of the grant date, which were the target levels on their February 21, 2012 (Coleman and Hutchison) or February 22, 2012 (McAndrew) grant dates. The fair values of performance shares are calculated in accordance with ASC 718, using the NYSE market closing price on the grant date of the performance share award. The fair values of such performance shares at maximum levels on the grant dates are McAndrew ($2,923,200), Coleman ($2,454,500) and Hutchison ($2,454,500).
(4)	Assumptions used in calculating the aggregate grant date fair value in accordance with ASC 718 are set out in Footnote 1 to the Company’s audited financial statements contained in the Form 10-K for the fiscal year ended December 31, 2012.
(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings:

Executive	Year	Increase in Present Value Pension Plan ($)	Decrease in Present Value Pension Plan ($)		Increase in Present Value New SERP ($)
McAndrew	2012	226,911			940,721
	2011	166,702			699,324
	2010	135,504			543,501

Coleman	2012	296,897			1,839,682
	2011	220,192			921,050
	2010	178,608			346,073

Hutchison	2012	273,565			1,464,655
	2011	199,673			876,169
	2010	159,394			450,650

Svoboda	2012	134,815			130,291
	2011	87,905			74,248
	2010	62,422			45,168

Herbel	2012	248,295			881,689
	2011	172,361			569,786
	2010	131,709			309,299

R. Smith	2012	161,292			605,667
	2011	117,063			362,149
	2010		0	(a)	261,344

Hudson	2012	265,806			578,816
	2011	187,055			413,419
	2010	144,812			269,526

(a)	Result of execution of qualifying domestic relations order for former spouse.

(6)	Includes the categories and quantified amounts (if required) of perquisites and personal benefits required to be reported by SEC Regulation S-K, Item 402 (c)(2)(ix) for executives in the years shown in the following table:

	Perquisites
Executive	Fitness Center Dues	Country Club Dues	Personal Use Company Aircraft(a)	Personal Use Company- Purchased Tickets	Personal Use Company Pool Vehicle	Holiday Gift	Subsidiary’s Sales Convention Expenses
McAndrew	2012		2012	2012	2012	2012
	2011		2011 ($93,304)	2011	2011
	2010		2010	2010

Coleman			2012 ($42,575)	2012		2012
			2011	2011		2011

Svoboda	2012	2012		2012	2012	2012
	2011	2011		2011	2011
		2010		2010

Herbel		2012		2012		2012
		2011	2011	2011		2011	2011
		2010		2010		2010

R. Smith	2010		2010	2010		2010

Messrs. Hutchison and Hudson had no reportable perquisites or personal benefits in 2012, 2011 or 2010. Mr. R. Smith had no reportable perquisites and personal benefits in 2012 or 2011. Mr. Coleman had no reportable perquisites and personal benefits in 2010.

(a)

The value of personal use of Company aircraft is calculated based on the actual variable costs incurred by the Company in providing such flights, net of federal and state tax benefits and the lost tax benefits to the Company attributable to such flights. The variable costs associated with such flights include fuel, maintenance of the planes, “dead head” flights, pilot travel expenses, on-board catering, landing and parking fees and other variable costs. Fixed costs, such as pilots’ salaries, are not included since they do not change with usage. Costs incurred by the Company in providing personal flights to executives are deductible for federal income tax purposes only to the extent that income is imputed to the executive for income tax purposes for the flights. Accordingly, a tax deduction for the costs associated with personal flights is not allowed to the extent that such costs exceed the imputed income to the executive.

(7)	Includes $12,336 premium for additional group term life insurance for executive.

(8)	As a result of a 2010 divorce decree and accompanying qualified domestic relations orders, Mr. Smith will forfeit exercisable and unexercisable stock options with aggregate grant date fair values totaling $1,453,300 and unvested restricted stock with aggregate grant date fair values totaling $106,684 to his former spouse.

2012 Grants of Plan-based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards($)(5)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark S. McAndrew	Options	2/22/12									90,000	48.72	1,502,100
	Performance Shares	2/22/12				15,000	30,000	60,000					1,461,600
	Annual Cash		825,000	1,650,000	3,374,00
Gary L. Coleman	Options	1/23/12									65,000	45.49	1,006,200
	Performance Shares	2/21/12				12,500	25,000	50,000					1,227,250
	Annual Cash		414,500	829,000	1,151,000
Larry M. Hutchison	Options	1/23/12									65,000	45.49	1,006,200
	Performance Shares	2/21/12				12,500	25,000	50,000					1,227,250
	Annual Cash		414,500	829,000	1,151,000
Frank M. Svoboda	Options	1/23/12									33,000	45.49	510,840
	Restricted Stock	1/23/12							1,500	(3)			68,235

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards($)(5)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Vern D. Herbel	Options	1/23/12									50,000	45.49	774,000
	Restricted Stock	1/23/12							7,000	(3)			318,430
	Restricted Stock	2/21/12							2,000	(3)			98,180
	Annual Cash		190,000	380,000	528,000
Roger C. Smith	Options	1/23/12									60,000	45.49	928,800
	Restricted Stock	1/23/12							10,000	(3)			454,900
	Restricted Stock	2/21/12							4,000	(3)			196,360
	Annual Cash		196,000	392,000	544,000
Charles F. Hudson	Options	1/23/12									48,000	45.49	743,040
	Restricted Stock	1/23/12							5,000	(3)			227,450
	Restricted Stock	2/21/12							1,500	(3)			73,635

(1)	Estimated future payouts under non-equity incentive plan awards are calculated pursuant to the Company’s Section 162(m) Plan. This plan provides a single estimated bonus payout at the maximum level available to the participating executive if objectives are met, subject to the Compensation Committee’s discretion to reduce the amount pursuant to an incentive plan framework and subjective criteria as described on pages and . On January 24, 2013, the Compensation Committee certified attainment of the bonus objectives for Messrs. Herbel and Smith who were paid the bonuses shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table shortly thereafter. On February 27, 2013, the independent members of the Board approved the payment of the bonus as shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table to Messrs. McAndrew, Coleman and Hutchison based upon receipt of the Compensation Committee’s January 24, 2013 certification of attainment of their bonus objectives.
(2)	Performance shares awarded February 21, 2012 and February 22, 2012 pursuant to the Company’s 2011 Plan and to be issued following completion of the three year performance period commencing January 1, 2012 and ending December 31, 2014 upon attainment of specified targets for cumulative earnings per share, underwriting income and average return on equity for the performance period.
(3)	Restricted shares awarded January 23, 2012 and February 21, 2012 pursuant to the Company’s 2011 Plan vest 20% per year over a five-year period commencing on the first anniversary of the award date, based upon continued employment. If the executive dies or retires at or after age 65 (a normal retirement), any remaining unvested restricted stock vests in full as of the date of death or retirement. If the executive retires at or after age 60, any remaining unvested restricted stock vests pursuant to the schedule set forth below as of the date of retirement and the balance of the shares are forfeited.

Age on Retirement Date	Percentage of Unvested Restricted Stock which Vests
60	10%
61	20%
62	40%
63	60%
64	80%
65	100%

Dividends are paid on both vested and unvested shares at the same rate as that received by all Company common stockholders.
(4)	Non-qualified stock options granted January 23, 2012 and February 22, 2012 have a seven-year term and a grant price equal to the NYSE market closing price of Company common stock on the date awarded by the Compensation Committee. Such options vest as to 50% of the shares on the second anniversary of the grant date and as to the remaining 50% of the shares on the third anniversary of the grant date.
(5)	The values included in this column represent the grant date fair value of restricted stock and option awards computed in accordance with ASC 718. For restricted stock, this involves the use of NYSE market closing price on the grant date of the stock. The assumptions utilized for options are set out in Footnote 1 to the Company’s audited financial statements contained in the Form 10-K for the fiscal year ended December 31, 2012.

Outstanding Equity Awards at Fiscal Year-End 2012

	Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark S. McAndrew[1]	2/22/12		90,000	[2]		48.7200	2/22/19
	4/28/11		180,000	[2]		44.3867	4/28/18
	2/25/10	90,000	90,000	[2]		30.8734	2/25/17
	2/26/09	12,505				15.6667	2/26/16
	2/26/08	179,999				41.7867	2/26/15
	4/26/07	156,000				45.4534	4/26/14
	12/13/04	90,000				37.4934	12/15/14
	12/11/03	71,250				29.9267	12/13/13
								2/22/12					60,000	[8]	1,550,100	[5]
								4/28/11	21,600	[4]	1,116,072	[5]
								2/25/10	16,200	[4]	837,054	[5]
								2/26/09	10,800	[4]	558,036	[5]
								2/26/08	4,500	[4]	232,515	[5]

Gary L. Coleman	1/23/12		65,000	[2]		45.4900	1/23/19
	4/28/11		75,000	[2]		44.3867	4/28/18
	2/25/10	37,500	37,500	[2]		30.8734	2/25/17
	2/26/08	75,000				41.7867	2/26/15
	1/19/07	37,500				43.0600	1/19/14
	12/13/04	82,500				37.4934	12/15/14
								2/21/12					50,000	[8]	1,291,750	[5]
								4/28/11	39,600	[3]	2,046,132	[5]
								2/25/10	7,200	[4]	372,024	[5]
								2/26/09	4,800	[4]	248,016	[5]
								2/26/08	1,800	[4]	93,006	[5]

Larry M. Hutchison	1/23/12		65,000	[2]		45.4900	1/23/19
	4/28/11		75,000	[2]		44.3867	4/28/18
	2/25/10	37,500	37,500	[2]		30.8734	2/25/17
	2/26/08	75,000				41.7867	2/26/15
	1/19/07	37,500				43.0600	1/19/14
	12/13/04	82,500				37.4934	12/15/14
								2/21/12 4/28/11	39,600	[3]	2,046,132	[5]	50,000	[8]	1,291,750	[5]
								2/25/10	7,200	[4]	372,024	[5]
								2/26/09	4,800	[4]	248,016	[5]
								2/26/08	1,800	[4]	93,006	[5]

	Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Frank M. Svoboda	1/23/12		33,000	[2]		45.4900	1/23/19
	4/28/11		37,500	[2]		46.3867	4/28/18
	2/25/10	18,750	18,750	[2]		30.8734	2/25/17
	2/26/09	37,500				15.6667	2/26/16
	2/26/08	27,000				41.7867	2/26/15
	1/19/07	12,750				43.0600	1/19/14
	12/13/04	9,000				37.4934	12/15/14
								1/23/12	1,500	[4]	77,505
Vern D. Herbel	1/23/12		50,000	[2]		45.4900	1/23/19
	4/28/11		67,500	[2]		44.3867	4/28/18
	2/25/10	33,750	33,750	[2]		30.8734	2/25/17
	2/26/09	67,500				15.6667	2/26/16
	2/26/08	66,000				41.7867	2/26/15
	1/19/07	30,000				43.0600	1/19/14
	12/13/04	45,000				37.4934	12/10/14
								2/12/12	2,000	[4]	103,340	[5]
								1/23/12	7,000	[4]	361,690	[5]
								4/28/11	7,200	[4]	372,024	[5]
								2/25/10	5,400	[4]	279,018	[5]
								2/26/09	3,600	[4]	186,012	[5]
								2/26/08	1,500	[4]	77,505	[5]
Roger C. Smith[6]	1/23/12		60,000	[2]		45.4900	1/23/19
	4/28/11		75,000	[2]		44.3867	4/28/18
	2/25/10	35,189	35,960	[7]		30.8734	2/25/17
	2/26/09	44,452				15.6667	2/26/16
	2/26/08	27,865				41.7867	2/26/15
	1/19/07	11,250				43.0600	1/19/14
	12/12/06	11,250				42.4667	12/12/13
	12/13/04	30,000				37.4934	12/15/14
								2/21/12	4,000	[4]	206,680
								1/23/12	10,000	[4]	516,700
								4/28/11	8,400	[4]	434,028	[5]
								2/25/10	6,750	[4]	348,773	[5]
								2/26/09	3,000	[4]	155,010	[5]
								2/26/08	1,050	[4]	54,254	[5]

Charles F. Hudson	1/23/12		48,000	[2]		45.4900	1/23/19
	4/28/11		60,000	[2]		44.3867	4/28/18
	2/25/10	26,250	26,250	[2]		30.8734	2/25/17
	2/26/09	26,250				15.6667	2/26/16
	2/26/08	49,500				41.7867	2/26/15
	12/13/04	30,000				37.4934	12/15/14
								2/21/12	1,500	[4]	77,505
								1/23/12	5,000	[4]	258,350
								4/28/11	4,800	[4]	248,016
								2/25/10	3,600	[4]	186,012
								2/26/09	2,400	[4]	124,008
								2/26/08	900	[4]	46,503

[1]

As a result of a 2009 divorce decree and accompanying qualified domestic relations orders, Mr. McAndrew reports at December 31, 2012 a total of 245,915 unexercised exercisable options and 1,012 unvested restricted shares forfeited in 2009 to his former spouse, which he continues to hold as constructive trustee on her behalf until the options are exercised and the restricted shares vest. He held 713,839 unexercised options (443,839 exercisable and 270,000 unexercisable) and 52,087 unvested restricted shares at fiscal year-end 2012 for his personal account.

[2]	Stock options vest at the rate of 50% on second and third anniversaries of grant date, with a seven year term.
[3]

30,000 of these restricted shares vest 100% on fifth anniversary of grant date and 9,600 of these restricted shares vest at the rate of 20% per year over a five-year period commencing on the first anniversary of the grant date.

[4]	Restricted stock vests at the rate of 20% per year over a five-year period commencing on the first anniversary of grant date.
[5]	Calculated using 2012 year-end closing market price of $51.67 per share.
[6]

As a result of a 2010 divorce decree and accompanying qualified domestic relations order, Mr. Smith reports at December 31, 2012, a total of 874 unvested restricted shares forfeited in 2010 to his former spouse, which shares he continues to hold as constructive trustee on her behalf until the restricted shares vest. He held a total of 32,325 unvested restricted shares at fiscal year-end 2012 for his personal account.

[7]	Pursuant to 2010 divorce decree, 35,189 shares of these vested 2/25/2012 and 35,960 shares of these vest 2/25/2013.
[8]

Performance shares issued following the completion of a three year performance period commencing January 1, 2012 and ending December 31, 2014, if at all, based upon the degree of satisfaction of three performance criteria. Shares shown reflect potential target award.

Potential Payments upon Termination or Change-in-Control

The Company and its subsidiaries do not have employment contracts, severance agreements, salary continuation agreements or severance plans with the NEOs. Potential payments and benefits not generally available to all salaried employees may be made to the NEOs (1) upon termination of their employment in connection with stock options issued to them under the Company’s various incentive plans, (2) upon termination of employment in connection with restricted stock issued to them under the 2011 Plan and the 2007 Plan, (3) upon termination of employment in connection with performance shares awarded to them under the 2011 Plan; (4) at age 65 in the form of an insurance policy under a Retirement Life Insurance Benefit Agreement, and (5) upon termination of their employment in the executive’s chosen form of annuitized payment under the SERP. Additionally, in the case of a change in control of the Company, the stock options, restricted stock and performance shares held by the NEOs would be subject to vesting and those executive officers would have potential payments as a result.

For purposes of the following disclosures, the assumptions used in making the calculations are: (1) the triggering event (termination of employment, retirement, or change-in-control) occurred on December 31, 2012; (2) the per share price of Company stock is $51.67, which was the closing price of the stock on December 31, 2012; (3) the ages of the NEOs as of December 31, 2012 were Mark McAndrew (age 59), Gary Coleman (age 59), Larry Hutchison (age 58), Frank Svoboda (age 51), Vern Herbel (age 55), Roger Smith (age 60) and Charles Hudson (age 56); and (4) the NEOs’ salaries and non-equity incentive plan compensation are what is reflected for them in the Summary Compensation Table.

Stock Options and Termination of Employment

Currently outstanding Company stock options provide that the options may be exercised for a period of time after termination of employment that varies with the circumstances of the termination:

(1)	on a voluntary termination—one month after termination of employment or the expiration of the stated term of the option, whichever is shorter;
(2)	on an involuntary termination without cause—three months after termination of employment or the expiration of the stated term of the option, whichever is shorter;
(3)	on an early retirement (defined to be at or after age 55)—three years from the date of retirement or the expiration of the stated term of the option whichever is shorter;
(4)	on retirement at or after age 60 (only for options granted on and after December 13, 2005)—five years from the date of retirement or the expiration of the stated term of the option whichever is shorter;
(5)	on a normal retirement (defined to be at or after age 65)—the remaining balance of the term of the option, and all options remaining unvested upon the exercise of the option vest in full on the retirement date;

(6)	on disability—the remaining balance of the term of the option, and all options remaining unvested immediately vest in full; and
(7)	on death—the remaining balance of the term of the option or one year from the date of death, whichever is longer, and all options remaining unvested at the date of death immediately vest in full.

If employment is terminated for cause, there is no post-termination exercise as all outstanding options are forfeited to the Company. “Cause” is defined by the 2011, 2007 and 2005 Plans as a reason for a plan participant’s termination of employment as that term may be defined in the employment, severance or similar agreement, if any, between the participant and the Company or a subsidiary. If there is no employment, severance or similar agreement and if the grant agreement does not define that term (which is the case for all awards currently outstanding under the 2011, 2007 and 2005 Plans), “cause” is defined as any of the following acts by the plan participant, as determined by the Compensation Committee or the Board of Directors: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. “Cause” is defined by the Torchmark Corporation 1998 Stock Incentive Plan (1998 Plan) as a plan participant’s willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any subsidiary.

The table below sets out values for outstanding “in the money” stock options that would have been realized by the NEOs as of December 31, 2012 in the termination of employment situations discussed above. Only those termination of employment situations applicable to each individual NEO based upon the foregoing assumptions are shown.

Mark S. McAndrew	Early Retirement — $11,343,981
Disability — $11,343,981
Death — $11,343,981

Gary L. Coleman	Early Retirement — $4,741,385
Disability — $4,741,385
Death — $4,741,385

Larry M. Hutchison	Early Retirement — $4,741,385
Disability — $4,741,385
Death — $4,741,385

Frank M. Svoboda	Voluntary termination — $2,244,276
Involuntary termination without Cause — $2,634,213
Disability — $3,111,276
Death — $3,111,276

Vern D. Herbel	Early Retirement — $6,183,161
Disability — $6,183,161
Death — $6,183,161

Roger C. Smith	Early Retirement — $4,898,198
Disability — $4,898,198
Death — $4,898,198

Charles F. Hudson	Early Retirement — $3,685,067
Disability — $3,685,067
Death — $3,685,067

Change-in-Control—Stock Options and Restricted Stock

The 2011 and 2007 Plans provide that (1) in case of a change in control where the new controlling person does not assume or equitably substitute stock options, restricted stock or performance shares, all outstanding options become fully exercisable, all time-based restricted stock vests and 100% of the target awards of performance shares are deemed earned and are paid out on a pro rata basis based upon the length of time within the performance period prior to the change in control and (2) in the case of a change in control where the new controlling person assumes or equitably substitutes stock options, restricted stock or performance shares, if a participant’s employment is terminated without cause or the participant terminates for good reason within two years after the effective date of the change in control, all outstanding options are fully exercisable, time-based restricted stock vests and 100% of the target awards of performance shares are deemed earned and are paid out on a pro rata basis based upon the length of time within the performance period prior to the date of termination.

The 2005 Plan provides that if a participant’s employment is terminated without cause or the participant resigns for good reason within one year after the effective date of a change in control, all outstanding options and unvested restricted stock issued under the plan become fully exercisable.

For purposes of the 2011 Plan, the 2007 Plan and the 2005 Plan, a “change in control” generally consists of any one of the following events:

(i)	An acquisition of 25% or more of the Company’s voting securities, but not including:

–	an acquisition by a person who on the plan’s effective date (April 28, 2011 for the 2011 Plan, April 26, 2007 for the 2007 Plan and April 28, 2005 for the 2005 Plan) was the beneficial owner of 25% or more the Company’s voting securities;

–	an acquisition of securities by or from the Company;

–	an acquisition of securities by a Company employee benefit plan; or

–	an acquisition of securities by a successor corporation pursuant to a transaction which complies with the exception to clause (iii) below.

(ii)	Individuals serving on the Company’s Board on the plan’s effective date (April 28, 2011 for the 2011 Plan, April 26, 2007 for the 2007 Plan and April 28, 2005 for the 2005 Plan) cease to constitute a majority of the Board (with an exception for individuals whose election or nomination was approved by a majority of the then incumbent board, outside the context of an election contest).

(iii)	A reorganization, merger or consolidation of the Company, or a sale of all or substantially all of the Company’s assets, unless, following any such transaction:

–	all or substantially all of the Company’s shareholders prior to the transaction own more than 50% of the voting stock of the Company or its successor in substantially the same proportions as their ownership of the Company’s voting stock prior to the transaction; and

–	no person (excluding any successor corporation or any employee benefit plan of the Company or a successor corporation) acquires 25% or more of the voting securities of the Company or its successor as a result of the transaction, except to the extent that such ownership existed prior to the transaction, and

–	a majority of the members of the Board of the Company or its successor following the transaction were members of the Company’s Board prior to the transaction.

(iv)	The Company’s shareholders approve a complete liquidation or dissolution of the Company.

The 1998 Plan, under which named executives hold certain options, provides that on a change of control any stock options awarded under that plan which were not previously exercisable and vested become fully exercisable and vested. The value of all outstanding options under the 1998 Plan will be settled on the basis of the change of control price (defined as the highest price per share paid in any NYSE composite tape transaction at any time during the preceding 60 day period) as of the date the change of control occurs, in cash or in stock as determined in the discretion of the Compensation Committee.

For purposes of the 1998 Plan, a “change in control” generally consists of any one of the following events:

(i)	An acquisition of 20% or more of the Company’s voting securities (other than an acquisition by the Company or one its subsidiaries or employee benefit plans).

(ii)	The occurrence of a transaction or event relating to the Company that is required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act.

(iii)	When, during any two-year period, the members of the Company’s Board at the beginning of the period cease to constitute at least a majority of the Board (other than due to the death of a director), unless a director is elected or recommended by at least two-thirds of the directors at the beginning of the period.

(iv)	An acquisition of the Company by a third party, by merger, purchase of assets or otherwise, requiring stockholder approval.

Assuming that the change in control occurred on December 31, 2012, NEOs would have the following intrinsic option values under the 2011, 2007, 2005 and 1998 Plans:

Mark S. McAndrew	$11,343,981
Gary L. Coleman	$4,741,385
Larry M. Hutchison	$4,741,385
Frank M. Svoboda	$3,111,276
Vern D. Herbel	$6,183,161
Roger C. Smith	$4,898,198
Charles F. Hudson	$3,685,067

Assuming that the change in control occurred on December 31, 2012, the NEOs would have the values shown below for their unvested restricted stock granted under the 2011, 2007 and 2005 Plans:

Mark S. McAndrew	$2,743,677
Gary L. Coleman	$2,759,178
Larry M. Hutchison	$2,759,178
Frank M. Svoboda	$77,505
Vern D. Herbel	$1,379,589
Roger C. Smith	$1,715,444
Charles F. Hudson	$940,394

Assuming the change in control occurred on December 31, 2012, NEOs would have the values shown below for their unvested performance shares awarded under the 2011 Plan:

Mark S. McAndrew	$1,550,100
Gary L. Coleman	$1,291,750
Larry M. Hutchison	$1,291,750